UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21791

Name of Fund: Global Income & Currency Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      Global Income & Currency Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 - Report to Stockholders

Global Income &
Currency Fund Inc.

Semi-Annual Report
June 30, 2006

[LOGO] IQ INVESTMENT                            [LOGO] NUVEEN
          ADVISORS                                     INVESTMENTS

Global Income & Currency Fund Inc.

Officers and Directors

Alan R. Batkin, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit Committee
Steven W. Kohlhagen, Director
William J. Rainer, Director and Chairman of the Nominating and Corporate
  Governance Committee
Mitchell M. Cox, President
Donald C. Burke, Vice President, Treasurer and Secretary
Martin G. Byrne, Chief Legal Officer
Jeffrey Hiller, Chief Compliance Officer
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
Colleen R. Rusch, Vice President

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

GCF

--------------------------------------------------------------------------------
Andrew J. Donohue gave notice to the Fund and the Advisor of his intention to resign his positions as a Director and Officer of the Fund and as an Officer of the Advisor in May 2006 in order to assume the role of director of the Securities and Exchange Commission's Division of Investment Management.
--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006

A Discussion With Your Fund's Portfolio Manager

      We are pleased to provide you with this first shareholder report for Global Income & Currency Fund Inc., a newly organized closed-end investment company. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Nuveen Asset Management, the Fund's subadviser.

How did the Fund perform since its inception?

The investment objective of Global Income & Currency Fund Inc. (the "Fund") is to provide current income while also seeking total returns by providing long and short exposure to selected foreign currencies. Since the Fund's inception on April 28, 2006 through June 30, 2006, the Common Stock of the Fund had a total investment return of +.13%, based on a change in per share net asset value from $19.10 to $18.85, assuming reinvestment of all distributions. The Fund's risk reduction methodology was employed to prevent loss during this period of volatility in the currency market.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the reporting period.

In the second quarter of 2006, volatility rose sharply throughout the currency market. Indications of more restrictive monetary policies in Asia and Europe along with indications that the Federal Reserve Board may be near the end of raising interest rates led to a rally in Euro- and Asian-block currencies versus the U.S. Dollar, beginning in April and extending into the first two weeks of May. The prospect of rising global interest rates subsequently triggered a decline in equity markets in mid-May, accompanied by sharp sell-offs in emerging market currencies as the general level of risk aversion rose across global financial markets. The strong directional trends exhibited by many currencies in May transitioned to a trendless, volatile environment in June. The trade-weighted U.S. Dollar Index(R) began to rally back from its low at the beginning of June as uncertainty developed over the course of Federal Reserve Board action in the near term. Emerging market currencies began to rally toward the end of June.

How did you manage the portfolio since its inception?

The Fund was launched on April 28, 2006, and began taking positions in investments that provide long and short exposure to selected currency investments. During the period from mid-May through mid-June, the Fund's risk reduction models performed successfully as indicators of rising risk aversion and emerging trends triggered an early exit from these positions. As a result, the portfolio was positioned in low-risk U.S. Treasury securities throughout this volatile period. In mid-June, our risk reduction models indicated that it was time to re-establish new positions in the portfolio.

How would you characterize the Fund's position at the close of the period?

New positions were cautiously established toward the end of June as currency markets began to stabilize and global risk aversion declined. As a result of the Fund's investment process and positions, we believe the Fund is poised to meet its objectives.

Andrew Stenwall
Portfolio Manager

July 14, 2006

U.S. Dollar Index is a registered trademark of the New York Board of Trade.


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006          3

Portfolio Information

As of June 30, 2006

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ..........................................                  65.7%
Mexico .................................................                   9.0
New Zealand ............................................                   8.8
South Africa ...........................................                   7.7
Turkey .................................................                   7.5
Multi-National .........................................                   1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Notional Exposure by Country                                          Net Assets
--------------------------------------------------------------------------------
United States ..........................................                  71.8%
Brazil .................................................                   9.6
Mexico .................................................                   9.5
Turkey .................................................                   7.3
Multi-National .........................................                   1.4
South Africa ...........................................                   0.1
Chile ..................................................                   0.1
Japan ..................................................                  (0.1)
New Zealand ............................................                  (0.1)
Taiwan .................................................                  (0.1)
Switzerland ............................................                  (0.1)
Czech Republic .........................................                  (2.3)
--------------------------------------------------------------------------------


4       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006

Schedule of Investments                                        (in U.S. dollars)

                                                             Face
                Short-Term Securities                      Amount          Value
===================================================================================
Mexico--9.8%
                Foreign Commercial Paper**
                Mexico Cetes, 7.281%
                  due 8/03/2006                  MXN  154,340,000      $ 13,571,212
-----------------------------------------------------------------------------------
                Total Short-Term Securities in Mexico                    13,571,212
===================================================================================
Multi-National--1.5%
                Commercial Banks
                International Bank for Reconstruction
                  & Development, 6.625%
                  due 8/21/2006                  USD    2,000,000         2,003,004
-----------------------------------------------------------------------------------
                Total Short-Term Securities
                in Multi-National                                         2,003,004
===================================================================================
New Zealand--9.6%
                Foreign Commercial Paper**
                New Zealand Treasury Bills,
                  7.079% due 8/09/2006           NZD   22,000,000        13,330,104
-----------------------------------------------------------------------------------
                Total Short-Term Securities in New Zealand               13,330,104
===================================================================================
South Africa--8.4%
                Foreign Commercial Paper**
                South Africa Treasury Bills,
                  6.695% due 8/16/2006           ZAR   84,000,000        11,671,161
-----------------------------------------------------------------------------------
                Total Short-Term Securities in South Africa              11,671,161
===================================================================================
Turkey--8.3%
                Foreign Commercial Paper**
                Turkey Government Bonds,
                  12.952% due 8/09/2006          TRY   18,500,000        11,437,799
-----------------------------------------------------------------------------------
                Total Short-Term Securities in Turkey                    11,437,799
===================================================================================
United States--71.8%
                U.S. Government & Agency
                Obligations**--69.8%
                Fannie Mae:
                    4.91% due 7/17/2006          USD   15,000,000        14,970,192
                    4.682% due 8/02/2006               12,000,000        11,948,500
                Federal Home Loan Bank, 5.13%
                  due 7/18/2006                        15,000,000        14,967,938
                Freddie Mac, 4.76% due 7/03/2006       15,000,000        15,000,000
                U.S. Treasury Bills:
                    3.227% due 7/06/2006               15,000,000        14,994,575
                    4.518% due 7/20/2006                2,000,000         1,995,689
                    4.60% due 7/20/2006                12,000,000        11,973,758
                    4.34% due 7/27/2006                11,000,000        10,966,112
                                                                       ------------
                                                                         96,816,764
-----------------------------------------------------------------------------------

                                                           Shares
                                                             Held
===================================================================================
                Mutual Fund--2.0%
                State Street Institutional Liquid
                  Reserves Fund, 5.226% (a)             2,764,014         2,764,014
-----------------------------------------------------------------------------------
                Total Short-Term Securities
                in the United States                                     99,580,778
===================================================================================
                Total Investments
                (Cost--$156,723,780*)--109.4%                           151,594,058

                Liabilities in Excess of
                Other Assets--(9.4%)                                    (12,974,691)
                                                                       ------------
                Net Assets--100.0%                                     $138,619,367
                                                                       ============


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006          5

Schedule of Investments (concluded)

* The cost and unrealized depreciation of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................      $156,723,780
                                                                   ============
      Gross unrealized appreciation .........................                --
      Gross unrealized depreciation .........................      $ (5,129,722)
                                                                   ------------
      Net unrealized depreciation ...........................      $ (5,129,722)
                                                                   ============

** Foreign Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates shown are the rates in effect at June 30, 2006.
(a)   Represents the current yield as of 6/30/2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Forward foreign exchange contracts as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
            Foreign                       Settlement               Appreciation
      Currency Purchased                     Date                 (Depreciation)
      --------------------------------------------------------------------------
      BRL     25,463,000               August 2006                 $  (268,152)
      BRL     29,919,000               September 2006                  620,906
      CHF     16,734,438               September 2006                   39,725
      CLP  7,191,975,000               August 2006                    (426,285)
      CLP  6,026,100,000               September 2006                  160,891
      CZK    221,773,000               September 2006                   22,367
      JPY  1,129,850,000               September 2006                   14,442
      MXN    148,980,000               August 2006                     173,272
      TRY     14,455,875               August 2006                  (1,790,491)
      TRY     16,780,500               September 2006                  144,985
      TWD    418,520,000               September 2006                   53,459
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange
      Contracts--Net (USD Commitment--$130,250,000)                $(1,254,881)
                                                                   ===========

o     Forward foreign exchange contracts as of June 30, 2006 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
            Foreign                       Settlement               Appreciation
        Currency Sold                        Date                 (Depreciation)
      --------------------------------------------------------------------------
      BRL    26,276,000                August 2006                  $ (106,431)
      CHF    16,863,413                September 2006                 (146,004)
      CLP 7,100,062,500                August 2006                     596,560
      CLP 6,035,800,000                September 2006                 (178,857)
      CZK   292,376,000                September 2006                 (213,058)
      JPY 1,148,940,000                September 2006                 (183,647)
      MXN   154,348,275                August 2006                     102,049
      NZD    22,228,986                August 2006                     213,451
      TRY    33,042,800                August 2006                   3,809,307
      TWD   420,760,000                September 2006                 (123,324)
      ZAR    82,580,400                August 2006                   1,285,319
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward Foreign Exchange
      Contracts--Net (USD Commitment--$151,075,035)                 $5,055,365
                                                                    ==========

o     Currency Abbreviations:

      BRL      Brazilian Real
      CHF      Swiss Franc
      CLP      Chile Pesos
      CZK      Czech Republic Koruny
      JPY      Japanese Yen
      MXN      Mexican Pesos
      NZD      New Zealand Dollar
      TRY      Turkish Lira
      TWD      Taiwan New Dollars
      USD      U.S. Dollar
      ZAR      South African Rand

      See Notes to Financial Statements.


6       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006

Statement of Assets, Liabilities and Capital

As of June 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$156,723,780)                          $ 151,594,058
            Unrealized appreciation on forward foreign exchange contracts ...................                             7,236,733
            Foreign cash (cost--$109,576) ...................................................                               104,218
            Interest receivable .............................................................                                88,352
                                                                                                                      -------------
            Total assets ....................................................................                           159,023,361
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Unrealized depreciation on forward foreign exchange contracts ...................                             3,436,249
            Payables:
               Securities purchased .........................................................       $  15,994,700
               Dividends to shareholders ....................................................             579,115
               Investment adviser ...........................................................              96,074        16,669,889
                                                                                                    -------------
            Accrued expenses ................................................................                               297,856
                                                                                                                      -------------
            Total liabilities ...............................................................                            20,403,994
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ......................................................................                         $ 138,619,367
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.001 per share, 100,000,000 shares authorized ..........                         $       7,355
            Paid-in capital in excess of par ................................................                           140,183,653
            Accumulated distributions in excess of investment income--net ...................       $    (670,524)
            Undistributed realized capital gains--net .......................................             433,479
            Unrealized depreciation--net ....................................................          (1,334,596)
                                                                                                    -------------
            Total accumulated losses--net ...................................................                            (1,571,641)
                                                                                                                      -------------
            Total capital--Equivalent to $18.85 per share based on 7,355,236 shares of Common
             Stock outstanding (market price--$17.34) .......................................                         $ 138,619,367
                                                                                                                      =============

      See Notes to Financial Statements.


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006          7

Statement of Operations

For the Period April 28, 2006+ to June 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest ........................................................................                         $   1,493,998
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees ........................................................       $     227,136
            Custodian fees ..................................................................              29,487
            Professional fees ...............................................................              24,080
            Directors' fees and expenses ....................................................              16,801
            Printing and shareholder reports ................................................               9,950
            Accounting services .............................................................               6,014
            Transfer agent fees .............................................................               5,601
            Pricing fees ....................................................................                 337
            Other ...........................................................................               4,292
                                                                                                    -------------
            Total expenses ..................................................................                               323,698
                                                                                                                      -------------
            Investment income--net ..........................................................                             1,170,300
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net .............................................................                (250)
               Foreign currency transactions--net ...........................................             433,729           433,479
                                                                                                    -------------
            Unrealized depreciation on:
               Investments--net .............................................................          (5,129,722)
               Foreign currency transactions--net ...........................................           3,795,126        (1,334,596)
                                                                                                    -------------------------------
            Total realized and unrealized loss--net .........................................                              (901,117)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ............................                         $     269,183
                                                                                                                      =============

+     Commencement of operations.

      See Notes to Financial Statements.


8       GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006

Statement of Changes in Net Assets

                                                                                        For the Period
                                                                                          April 28,
                                                                                           2006+ to
                                                                                           June 30,
Increase (Decrease) in Net Assets:                                                           2006
======================================================================================================
Operations
------------------------------------------------------------------------------------------------------
            Investment income--net ............................................          $   1,170,300
            Realized gain--net ................................................                433,479
            Unrealized depreciation--net ......................................             (1,334,596)
                                                                                         -------------
            Net increase in net assets resulting from operations ..............                269,183
                                                                                         -------------
======================================================================================================
Dividends to Shareholders
------------------------------------------------------------------------------------------------------
            Investment income--net ............................................             (1,840,824)
                                                                                         -------------
======================================================================================================
Common Stock Transactions
------------------------------------------------------------------------------------------------------
            Net proceeds from issuance of Common Stock ........................            140,385,000
            Offering costs resulting from the issuance of Common Stock ........               (294,000)
                                                                                         -------------
            Net increase in net assets resulting from Common Stock transactions            140,091,000
                                                                                         -------------
======================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------
            Total increase in net assets ......................................            138,519,359
            Beginning of period ...............................................                100,008
                                                                                         -------------
            End of period* ....................................................          $ 138,619,367
                                                                                         =============
             * Accumulated distributions in excess of investment income--net ..          $    (670,524)
                                                                                         =============

+     Commencement of operations.

      See Notes to Financial Statements.


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006          9

Financial Highlights

                                                                               For the Period
                                                                                  April 28,
                                                                                  2006+ to
The following per share data and ratios have been derived                         June 30,
from information provided in the financial statements.                              2006
=============================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------
            Net asset value, beginning of period .....................          $     19.10
                                                                                -------------
            Investment income--net*** ................................                  .16
            Realized and unrealized loss--net ........................                 (.12)
                                                                                -------------
            Total from investment operations .........................                  .04
                                                                                -------------
            Less dividends from investment income--net ...............                 (.25)
                                                                                -------------
            Offering costs resulting from the issuance of Common Stock                 (.04)
                                                                                -------------
            Net asset value, end of period ...........................          $     18.85
                                                                                =============
            Market price per share, end of period ....................          $     17.34
                                                                                =============
=============================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------
            Based on net asset value per share .......................                  .13%@
                                                                                =============
            Based on market price per share ..........................               (12.04%)@
                                                                                =============
=============================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------
            Expenses .................................................                 1.28%*
                                                                                =============
            Investment income--net ...................................                 4.64%*
                                                                                =============
=============================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .................          $   138,619
                                                                                =============
            Portfolio turnover@@ .....................................                 0.00%
                                                                                =============

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.
@@ For purposes of calculating portfolio turnover of the Fund, all of the securities held in the portfolio have been classified as short-term investments because the maturity dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

      See Notes to Financial Statements.


10      GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Global Income & Currency Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Prior to commencement of operations on April 28, 2006, the Fund had no operations other than those relating to organizational matters and the sale of 5,236 shares of Common Stock on March 8, 2006 to Merrill Lynch Investment Managers, L.P. ("MLIM") for $100,008. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock Shares are listed on the New York Stock Exchange ("NYSE") under the symbol GCF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006         11
include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

o Forward foreign exchange contracts -- The Fund will enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.


12      GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006

Notes to Financial Statements (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .90% of the average daily value of the Fund's net assets. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .40% of the average daily value of the Fund's net assets. There was no increase in the aggregate fees paid by the Fund for these services.

For the period April 28, 2006 to June 30, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ, received gross fees from underwriting of $3,041,019 in connection with the issuance of the Fund's Common Stock. In addition, the Fund reimbursed MLPF&S $17,475 as a partial reimbursement of expenses incurred in connection with the issuance of the Fund's Common Stock.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, IQ and ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

There were no purchases and sales of long-term investments for the period April 28, 2006 to June 30, 2006.

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period April 28, 2006 to June 30, 2006 increased by 7,350,000 as a result of shares sold.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006         13

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Directors

All but one member, who was not present, of the Fund's Board of Directors that approved the management agreement between the Fund and the Adviser (the "Management Agreement") was not an "interested person," as such term is defined in the Investment Company Act of 1940 (the "non-interested Directors"). The Chairman of the Board is a non-interested Director. Director nominees are chosen by the Board's Nominating and Corporate Governance Committee. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on directors of investment companies by the Investment Company Act and applicable Maryland law. Each non-interested Director is a member of the Board's Audit Committee and Nominating and Corporate Governance Committee. The non-interested Directors meet in executive session at each regular Board meeting. Each of the Board and Audit Committee meet in person for one day each quarter and conduct other in-person and telephone meetings throughout the year; some of which are formal board meetings and some of which are informational meetings. The independent counsel to the non-interested Directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the non-interested Directors.

The Management Agreement through which the Adviser provides investment advisory, management and administrative services to the Fund provides that, subject to the supervision of the Fund's Board of Directors, the Adviser is responsible for management and oversight of the Fund's portfolio. The Adviser for the Fund provides certain oversight responsibility for the implementation of the strategy by the Subadviser. The Adviser also provides certain investment advisory, management and administrative services for the Fund.

Initial Approval of Management Agreement

The Board of Directors of the Fund, including a majority of the non-interested Directors of the Fund, has the responsibility under the Investment Company Act to approve the Fund's proposed Management Agreement for its initial two-year term and for one-year renewal terms thereafter at meetings of the Board called for the purpose of voting on such initial approvals or renewals. In addition, the Fund's Board of Directors will receive, review and evaluate information concerning the services and personnel of the Adviser and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis will be placed on information concerning profitability, comparability of fees, total expenses and the Fund's investment performance at any future meeting at which a renewal of the Management Agreement is considered, the process of evaluating the Advisor and the Fund's investment advisory and administrative arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services to be provided by the Adviser under the Management Agreement will include deliberations at future quarterly meetings.

At a board meeting held on September 20, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Management Agreement for an initial two-year term. In considering whether to approve the Management Agreement, the Fund's Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund and from the Adviser which: (i) included information concerning the services that will be rendered to the Fund by the Adviser and the Adviser's affiliates and the fees that will be paid by the Fund to the Adviser and the Adviser's affiliates, and (ii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing the Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In particular, the Board considered the following:

(a) The nature, extent and quality of services to be provided by the Adviser -- The Directors reviewed the services that the Adviser would provide to the Fund. In connection with the investment advisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During this discussion, the Directors asked detailed questions of, and received answers from, the officers of the Adviser regarding the formulation of the investment strategy, its efficacy and potential risks.

At a subsequent meeting of the Board of Directors held on March 7, 2006, the Board discussed with representatives of the Adviser and the Subadviser, revisions made to the Fund's investment objective and strategy as presented at the September 20, 2005 meeting. The Board discussed the reasons for the revisions to the Fund's investment objective and strategy, the costs associated with implementing the revised strategy, the ability of the Subadviser to achieve the Fund's investment objective utilizing the revised investment strategy, the ability of the Subadviser to deliver the same anticipated level of service, and whether the revised strategy would


14      GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006
increase the risk profile of the Fund. Following discussions with representatives of the Adviser and a member of the Subadviser's portfolio management team, the Board concluded that the change to the investment objective and strategy was, and the Management Agreement remained, appropriate for the Fund.

In addition to the investment advisory services to be provided to the Fund, the Board of Directors considered that the Adviser and its affiliates also will provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services to be provided to the Fund by the Adviser, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting. The Board noted that the Adviser has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services to be provided to the Fund. Based on the presentations on September 20, 2005 and the Board members' experience as Board members of other investment companies advised by the Adviser, the Board of Directors concluded that the services to be provided to the Fund by the Adviser under the Management Agreement were likely to be of a high quality and would benefit the Fund.

(b) Investment performance of the Fund and the Adviser -- Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board based its review of the Adviser's performance primarily on the experience of the Adviser in managing other registered investment companies, noting that other accounts the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund. The Board also considered the experience, resources and strengths of the Adviser and its affiliates in developing investment strategies similar to the Fund in other contexts. The Board of Directors considered the innovative nature of the investment product and the creativity of the Adviser in developing the Fund's investment program. Based on these factors, the Directors determined that the Adviser would be an appropriate investment manager for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund -- The Directors also considered the anticipated cost of the services to be provided by the Adviser. Because the Fund is newly formed, had not commenced operations as of September 20, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the cost of services to be provided to the Fund and the expected profits to be realized by the Adviser and its affiliates from their relationships with the Fund. The Directors, however, did discuss with the Adviser its general level of anticipated profitability and noted that the Adviser would provide the Directors with profitability information from time to time after the Fund commences operations.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale -- Because the Fund is newly formed and had not commenced operations as of September 20, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fee after the initial two-year term of the Management Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients -- The Directors compared both the services to be rendered and the fees to be paid under the Management Agreement to other contracts of the Adviser and to other contracts of other investment advisers with respect to other similar closed-end registered investment companies. In particular, the Board of Directors evaluated the Fund's proposed contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Board of Directors took into account the relatively unique nature of the investment strategies of the Fund and the fact that the peer group of core, growth and value funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Fund. The Board did not consider compensation paid with respect to accounts other than registered investment companies since the Adviser only utilizes the Fund's strategy in connection with the Fund. In particular, the Board of Directors noted that the Fund's contractual advisory fee rate at a common asset level placed it in the second quintile for the group (that is, at least 60% of funds in the group had a contractual advisory fee that was higher than the Fund's). The Board of


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006         15

Disclosure of Investment Advisory Agreement (concluded)

Directors also considered that, including investment-related expenses and taxes, the Fund's projected total expense ratio at a common asset level placed it in the second quintile for the group (that is, at least 60% of funds in the group had a total expense ratio that was higher than the Fund's).

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board of Directors concluded that the Fund would benefit from those services.

Conclusion

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors who were present at the September 20, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs to be incurred and benefits to be gained by the Adviser and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment advisory fee to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Directors present at the September 20, 2005 meeting, including the non-interested Directors, approved the Management Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Disclosure of Investment Subadvisory Agreement

The Adviser has entered into a Subadvisory Agreement with the Subadviser, pursuant to which the Adviser has delegated certain of its investment advisory responsibilities to the Subadviser. The Subadvisory Agreement has been structured to operate in the same manner as the Management Agreement and the Subadviser will not be entitled to any fees unless and until the Adviser has received the Management Fee from the Fund.

Unless earlier terminated as described below, the Subadvisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Subadvisory Agreement terminates automatically if the Management Agreement terminates.

Initial Approval of Subadvisory Agreement

At a Board meeting held on September 20, 2005, all of the Directors present at the meeting, including the non-interested Directors, approved the Subadvisory Agreement for an initial two-year term. In considering whether to approve the Subadvisory Agreement, the Fund's Board of Directors reviewed an organizational meeting book and other materials from counsel to the Fund, and, noting that the Subadviser manages each of the Defined Strategy Fund Inc.'s ("Defined Strategy") and Dow 30(SM) Premium & Dividend Income Fund Income Fund Inc.'s ("Dow 30") portfolio, took into account materials previously provided to the Directors about the Subadviser and the services that it provides those funds, which (i) included information describing the services of the Subadviser and the Subadviser's affiliates; (ii) included information concerning the portfolio manager; and (iii) outlined the legal duties of the Board under the Investment Company Act. As part of its review of the selection of the Subadviser, the Board engaged in a detailed discussion with the Adviser regarding its selection of the Subadviser. The Board considered the Subadviser's experience in managing the portfolios of Defined Strategy and Dow 30 and that the Subadviser, in the Adviser's judgment, had the experience and expertise necessary to implement the Fund's investment program. In particular, the Board also considered the following:

(a) The nature, extent and quality of services to be provided by the Subadviser -- The Directors reviewed the services that the Subadviser would provide to the Fund. In connection with the investment Subadvisory services to be provided to the Fund, the Board of Directors discussed in detail with officers of the Adviser the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that would be entered


16      GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006
into on behalf of the Fund. Drawing on their collective industry experience, the Directors discussed the Fund's investment strategy at length with representatives from the Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Board of Directors also considered: the favorable history, reputation and background of the Subadviser and its personnel; the Board's experience with the Subadviser in connection with Defined Strategy and Dow 30; and the substantial experience of the Subadviser's portfolio management team in managing foreign exchange investments. The Board of Directors concluded that the services to be provided to the Fund by the Subadviser under the Subadvisory Agreement were likely to be of a high quality and would benefit the Fund.

At a subsequent meeting of the Board of Directors held on March 7, 2006, the Board discussed with representatives of the Adviser and the Subadviser, revisions made to the Fund's investment objective and strategy as presented at the September 20, 2005 meeting. The Board discussed the reasons for the revisions to the Fund's investment objective and strategy, the costs associated with implementing the revised strategy, the ability of the Subadviser to achieve the Fund's investment objective utilizing the revised investment strategy, the ability of the Subadviser to deliver the same anticipated level of service, and whether the revised strategy would increase the risk profile of the Fund. Following discussions with representatives of the Adviser and a member of the Subadviser's portfolio management team, the Board concluded that the change to the investment objective and strategy was, and that the Subadvisory Agreement remained, appropriate for the Fund.

(b) Investment performance of the Fund and the Subadviser's Quantitative Investment Team -- Because the Fund is newly formed, the Directors did not consider the investment performance of the Fund. The Board did consider the performance history of Defined Strategy and Dow 30 and noted that, although this performance history was limited, each fund was successfully following its investment strategy. The Board did not consider the Subadviser's performance with respect to most other accounts it manages, because these accounts might have investment objectives, policies or restrictions different from those of the Fund. The Board further considered the experience, resources and strengths of the Subadviser, its affiliates and the portfolio manager in managing foreign exchange transactions. As a result, the Directors determined that the Subadviser would be an appropriate Subadviser for the Fund.

(c) Cost of the services to be provided and profits to be realized by the Subadviser from the relationship with the Fund -- The Directors also considered the anticipated cost of the services to be provided by the Subadviser. Because the Fund is newly formed, the Board did not review and consider any information relating to the Subadviser's anticipated profitability. Because the Board viewed anticipated profitability as highly speculative given the early stage of the relationship, the Board did not consider the anticipated profitability to the Subadviser separately from its consideration of the appropriateness of the overall fee being charged the Fund for the totality of services being provided.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale -- Because the Fund is newly formed and had not commenced operations as of September 20, 2005, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Directors with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of sale, if any. The Directors also noted that the Subadviser's fees are paid by the Adviser out of its fees and not by the Fund directly. The Directors also discussed the renewal requirements for Subadvisory agreements, and determined that they would revisit this issue no later than when they next review the Subadvisory fee after the initial two-year term of the Subadvisory Agreement.

(e) Comparison of services to be rendered and fees to be paid to those under other Subadvisory contracts, such as contracts of the same and other investment advisers or other clients -- The Board discussed the services that would be rendered by the Subadviser, and, based on its experience overseeing other subadvised funds, including Defined Strategy and Dow 30, determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the Subadvisory fee was negotiated with the Adviser on an arm's length basis, the Board concluded that the Subadvisory fee was reasonable for the services being rendered. The Board also concluded that the Subadvisory fees appeared reasonable in relation to the fees charged by the Subadviser to other subadvised funds.

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006         17

Disclosure of Investment Subadvisory Agreement (concluded)

from its relationship with the Fund, including the reputational benefits from managing the Fund. The Board of Directors concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

Conclusion

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Directors present at the September 20, 2005 meeting, including all of the non-interested Directors, concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Subadviser. As a result, all of the Directors who were present at the September 20, 2005 meeting, including the non-interested Directors, approved the Subadvisory Agreement. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

"Dow 30" is a service mark of Dow Jones & Company, Inc.

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the exercise date of the call spreads and written call options that comprise the Fund's transactions (as described in the Fund's prospectus) for an annual period; and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.


18      GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


        GLOBAL INCOME & CURRENCY FUND INC.              JUNE 30, 2006         19

[LOGO] IQ
       INVESTMENT
       ADVISORS                                                www.IQIAFunds.com

Global Income & Currency Fund Inc. seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies.

This report, including the financial information herein, is transmitted to shareholders of Global Income & Currency Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Global Income & Currency Fund Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #IQGCF -- 6/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income & Currency Fund Inc.


By: /s/ Mitchell M. Cox
    ----------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Global Income & Currency Fund Inc.

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ----------------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    Global Income & Currency Fund Inc.

Date: August 23, 2006


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Global Income & Currency Fund Inc.

Date: August 23, 2006